EXHIBIT 32

HARSCO CORPORATION
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Harsco Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2009

/s/ Salvatore D. Fazzolari
Salvatore D. Fazzolari
Chief Executive Officer

August 6, 2009

/s/ Stephen J. Schnoor
Stephen J. Schnoor
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Harsco Corporation and will be retained by Harsco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.